August 2017 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History

THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2007 Launched wool products in Masland & Fabrica – high-end designers
- 2012 Purchased Colormaster dye house – lower cost
- 2012 Purchased Crown rugs – wool rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Expanded and realigned manufacturing to increase capacity
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality
- 2016 Completed restructuring of manufacturing facilities
- 2017 Entered the hard surface market in Calibre & Stainmaster LVT

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Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 17% of sales – Top 100 carpet customers • 30% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer.

New and Existing Home Sales Seasonally Adjusted Annual Rate 6 New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 3,000 3,500 4,000 4,500 5,000 5,500 6,000 250 300 350 400 450 500 550 600 650 700 750 800 Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 • "The demand for buying a home is as strong as it has been since before the Great Recession. Listings in the affordable price range continue to be scooped up rapidly, but the severe housing shortages inflicting many markets are keeping a large segment of would-be buyers on the sidelines.“ • "The good news is that sales are still running slightly above last year's pace despite these persistent market challenges." Lawrence Yun Chief Economist National Association of Realtors July 24, 2017

Residential and Commercial Fixed Investment 7 Rebound in residential activity Commercial activity is flat We expect 2017 to continue the rebound of residential fixed investment as a percent of GDP

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2016 U.S. Flooring Manufacturers 9 Source: Floor Focus Carpet includes sales of carpet as broadloom, modular tile and rugs Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber Carpet & Rug Leaders Carpet $ in millions Carpet % Flooring $ in millions Flooring % Shaw (Berkshire Hathaway) $ 3,136 29.5% 3,983 19.2% Mohawk (MHK) $ 2,621 24.6% 4,892 23.6% Engineered Floors (Private) $ 659 6.2% 659 3.2% Interface (TILE) $ 498 4.7% 498 2.4% Beaulieu (Private) $ 449 4.2% 479 2.3% Dixie (DXYN) $ 394 3.7% 394 1.9% Imports & All Others $ 2,876 27.0% 9,809 47.4% U.S. Carpet & Rug Market $ 10,633 100.0% 20,714 100.0%

Dixie versus the Industry TTM Q2 2017 U.S. Carpet & Rug Market of $10.5 billion 10 Source: Floor Covering Weekly and Dixie Group estimate TTM Q2 2017 Dixie sales [CATE GORY NAME] , [VALU E] [CATE GORY NAME] , [VALU E] [CATE GORY NAME] , [VALU E] [CATE GORY NAME] , [VALU E]

Carpet Growth Dixie Market Share in Dollars and Units 11

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 12

Residential Market Positioning The Dixie Group 13 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands Masland Dixie Home Fabrica 14 Sales by Brand for TTM Q2 2017

Dixie Group High-End Residential Sales All Brands Retailer Designer Mass Merchant Builder Commercial Specialty - OEM 15 Sales by Channel for TTM Q2 2017 The company believes that a significant portion of retail sales also involve a designer

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® PetProtect ® Fiber Technology 16

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 25% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 32% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 18

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers 19

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Masland Contract Modular Carpet Tile – Masland Hospitality using “computerized yarn placement” technology – Calibré Luxury Vinyl Tile 21

Hospitality Corporate Education Store Planning Gov't Health Care Other 22 Sales by Channel for TTM Q2 2017 Channels: Interior Design Specifier and Commercial End User

Dixie Group Sales $ in millions 23 Includes Atlas Carpet Mills since March 2014 and Burtco since September 2014 331 321 283 205 231 270 266 345 407 422 397 408 0 50 100 150 200 250 300 350 400 450 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 TTM Q2 2017 Net Sales

Sales & Operating Income $ in millions 24 Note: Non-GAAP reconciliation starting on slide 27 Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 Y 2015 Y 2016 TTM Q2 17 Net Sales 321 283 203 231 270 266 344 407 422 397 408 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) (2.4) (5.3) (1.7) Operating Income 16.7 (28.5) (45.4) (2.6) 5.7 1.8 8.9 (5.2) 2.0 (3.4) 2.8 Non-GAAP Adjusted Op. Income 16.7 1.5 (8.4) (1.0) 5.1 3.5 16.4 4.7 4.9 (2.0) 2.5 EBITDA 29.2 (14.7) (32.1) 8.4 14.8 11.2 18.7 16.9 15.9 10.0 14.5 Non-GAAP Adjusted EBITDA 29.7 15.5 5.3 10.3 14.5 13.2 26.5 17.7 19.0 11.5 14.4 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Net Sales 104.6 95.9 110.0 108.9 107.8 89.2 105.3 100.3 102.6 97.5 107.2 Net Income (Loss) (5.2) (2.5) 0.5 0.1 (0.5) (4.8) 1.7 0.5 (2.7) (0.6) 1.1 O erating Income (4.4) (2.7) 2.2 1.3 1.2 (5.8) 3.4 1.9 (2.9) 0.6 3.2 Non-GAAP Adjusted Op. Income (0.6) (1.9) 3.1 1.9 1.9 (4.4) 3.8 1.9 (3.3) 0.6 3.2 EBITDA (2.6) 0.9 5.8 4.9 4.4 (2.4) 6.8 5.3 0.3 3.8 5.1 Non-GAAP Adjusted EBITDA 2.8 1.7 6.7 5.5 5.1 (0.9) 7.1 5.3 0.0 3.8 5.2

Current Business Conditions 2017 Initiatives • As a result of Royalty ceasing business, we are taking advantage of the opportunities created in the west coast market with added retailer and builder penetration. We have increased service flexibility with the acquisition of the Porterville, CA yarn facility. • We continue to reduce costs through intelligent investments in select areas to improve throughput, cost and quality. • Masland Contract has launched both the new Calibré and Quiet Down luxury vinyl flooring product lines. • We have placed over 1,000 displays of Stainmaster PetProtect® luxury vinyl flooring through our Masland and Dixie Home residential brands. • The third quarter has started off upbeat with our floorcovering sales up over 9% over the first 4 weeks as compared to this same time in 2016. Our total sales for this four week period are up over 8%, the difference due to our exiting the external yarn sales business in 2016. 25

Non-GAAP Information 27 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The Company defines Adjusted Income from Continuing Operations as net income plus discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The Company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The Company defines Non-GAAP Earnings per Share (EPS) as the Adjusted Operating Income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8)

Non-GAAP Information

THE DIXIE GROUP

	Three Months Ended						Twelve Months Ended			
Non-GAAP Gross Profit	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	2013	2014	2015	2016
Net Sales	89,234	105,316	100,297	102,606	97,541	107,187	344,374	406,588	422,484	397,453
Gross Profit	19,506	28,242	25,831	21,846	25,161	28,426	85,569	95,497	106,231	95,425
Plus: Business integration expense	-	-	-	-	-	-	4,738	445	-	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-	-
Non-GAAP Adj. Gross Profit (Note 1)	19,506	28,242	25,831	21,846	25,161	28,426	90,674	96,548	106,231	95,425
Gross Profit as % of Net Sales	21.9%	26.8%	25.8%	21.3%	25.8%	26.5%	24.8%	23.5%	25.1%	24.0%
Non-GAAP Adj. Gross Profit % of Net Sales	21.9%	26.8%	25.8%	21.3%	25.8%	26.5%	26.3%	23.7%	25.1%	24.0%
Non-GAAP S,G&A	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	2013	2014	2015	2016
Net Sales	89,234	105,316	100,297	102,606	97,541	107,187	344,374	406,588	422,484	397,453
Selling and Administrative Expense	23,666	24,320	23,774	25,223	24,481	25,261	76,221	93,182	100,422	96,983
Plus: Business integration expense	-	-	-	-	-	-	(1,706)	(1,429)	-	-
Less: Acquisition expenses	-	-	-	-	-	-	(350)	(789)	-	-
Non-GAAP Adj. Selling and Admin. Expense	23,666	24,320	23,774	25,223	24,481	25,261	74,164	90,964	100,422	96,983
S,G&A as % of Net Sales	26.5%	23.1%	23.7%	24.6%	25.1%	23.6%	22.1%	22.9%	23.8%	24.4%
Non-GAAP S,G&A as % of Net Sales (Note 2)	26.5%	23.1%	23.7%	24.6%	25.1%	23.6%	21.5%	22.4%	23.8%	24.4%

Non-GAAP Operating Income	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	2013	2014	2015	2016
Net Sales	89,234	105,316	100,297	102,606	97,541	107,187	344,374	406,588	422,484	397,453
Operating income (loss)	(5,840)	3,403	1,916	(2,894)	628	3,179	8,855	(5,236)	1,990	(3,415)
Plus: Acquisition expenses	-	-	-	-	-	-	350	789	-	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-	-
Plus: Business integration expense	-	-	-	-	-	-	6,616	1,874	-	-
Plus: Facility consolidation expense	1,413	403	(1)	(359)	-	-	-	5,514	2,946	1,456
Plus: Impairment of assets	-	-	-	-	-	-	195	1,133	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 3)	(4,427)	3,806	1,915	(3,253)	628	3,179	16,384	4,681	4,936	(1,959)
Operating income as % of net sales	-6.5%	3.2%	1.9%	-2.8%	0.6%	3.0%	2.6%	-1.3%	0.5%	-0.9%
Adjusted operating income as a % of net sales	-5.0%	3.6%	1.9%	-3.2%	0.6%	3.0%	4.8%	1.2%	1.2%	-0.5%

Non-GAAP Income from Continuing Operations	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	2013	2014	2015	2016
Net income (loss) as reported	(4,767)	1,677	534	(2,722)	(604)	1,103	5,291	(1,402)	(2,426)	(5,278)
Less: (Loss) from discontinued, net tax	(10)	62	(39)	(84)	(29)	(123)	(266)	(2,075)	(148)	(71)
Income (loss) from Continuing Operations	(4,757)	1,615	573	(2,638)	(575)	1,225	5,557	673	(2,278)	(5,207)
Plus: Business integration expense	-	-	-	-	-	-	6,616	1,874	-	-
Plus: Facility consolidation expense	1,413	403	(1)	(359)	-	-	-	5,514	2,946	1,456
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-	-
Plus: Acquisition expenses	-	-	-	-	-	-	350	789	-	-
Less: Gain on purchase of business	-	-	-	-	-	-	-	(11,110)	-	-
Plus: Impairment of assets	-	-	-	-	-	-	195	1,133	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-	-	-	-
Plus: Tax effect of above	(537)	(153)	0	136	-	-	(2,861)	453	(1,119)	(553)
Plus: Prior years tax credits and val. allowance	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note	(3,881)	1,865	572	(2,861)	(575)	1,225	10,224	(68)	(451)	(4,304)
Adj diluted EPS from Cont. Op's	(0.25)	0.12	0.04	(0.18)	(0.04)	0.08	0.80	(0.00)	(0.03)	(0.28)
Wt'd avg. common shares outstanding - diluted	15,600	15,783	15,744	15,659	15,673	15,826	12,852	14,382	15,536	15,638

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Non-GAAP EBIT and EBITDA	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	2013	2014	2015	2016
Net income (loss) as reported	(4,767)	1,677	534	(2,722)	(604)	1,103	5,291	(1,402)	(2,426)	(5,278)
Less: (Loss) from discontinued, net tax	(10)	62	(39)	(84)	(29)	(123)	(266)	(2,075)	(148)	(71)
Plus: Taxes	(2,415)	451	27	(1,685)	(163)	(570)	(576)	1,055	(714)	(3,622)
Plus: Interest	1,324	1,333	1,312	1,423	1,362	1,357	3,756	4,301	4,935	5,392
Non-GAAP Adjusted EBIT (Note 5)	(5,848)	3,399	1,912	(2,900)	624	2,012	8,737	6,029	1,943	(3,437)
Plus: Depreciation and amortization	3,498	3,325	3,410	3,282	3,210	3,196	10,263	12,908	14,120	13,515
Non-GAAP EBITDA from Cont Op	(2,350)	6,724	5,322	382	3,834	5,208	18,999	18,937	16,063	10,078
Plus: Acquisition expenses	-	-	-	-	-	-	350	789	-	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-	-
Less: Gain on purchase of business	-	-	-	-	-	-	-	(11,110)	-	-
Plus: Business integration expense	-	-	-	-	-	-	6,616	1,874	-	-
Plus: Facility consolidation expense	1,413	403	(1)	(359)	-	-	-	5,514	2,946	1,456
Plus: Impairment of assets	-	-	-	-	-	-	195	1,133	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. EBITDA (Note 5)	(937)	7,127	5,321	23	3,834	5,208	26,528	17,743	19,009	11,534
Non-GAAP Adj. EBITDA as % of Net Sales	-1.1%	6.8%	5.3%	0.0%	3.9%	4.9%	7.7%	4.4%	4.5%	2.9%
Mgt. estimate of severe weather (not in above)	-	-	-	-	-	-	-	1,054	-	-

Non-GAAP Free Cash Flow	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	2013	2014	2015	2016
Non-GAAP Adjusted EBIT (from above)	(5,848)	3,399	1,912	(2,900)	624	2,012	8,737	6,029	1,943	(3,437)
Times: 1 - Tax Rate = EBIAT	(3,626)	2,107	1,185	(1,798)	387	1,247	5,417	3,738	1,205	(2,131)
Plus: Depreciation and amortization	3,498	3,325	3,410	3,282	3,210	3,196	10,263	12,908	14,120	13,515
Plus: Non Cash Impairment of Assets, Goodwill	-	-	-	-	-	-	195	1,133	-	-
Minus: Net change in Working Capital	(4,671)	(3,330)	927	(9,831)	10,906	6,247	17,714	11,546	(1,970)	(16,905)
Non-GAAP Cash from Operations	4,543	8,762	3,668	11,315	(7,309)	(1,804)	(1,839)	6,234	17,295	28,289
Minus: Capital Expenditures	1,218	1,020	1,357	1,736	3,778	2,733	13,257	32,825	12,230	5,331
Minus: Business / Capital acquisitions	-	-	-	-	-	-	1,863	9,331	-	-
Non-GAAP Free Cash Flow (Note 6)	3,325	7,742	2,311	9,579	(11,087)	(4,537)	(16,959)	(35,922)	5,065	22,958

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